Exhibit 10.30

Supplementary Contract to the Working Capital Loan Contract

No: fj1122022214-1

Borrower: Shengfeng Logistics Group Co., Ltd

Unified social credit Code: 9135010073360328XC

Legal representative / person in charge: Liu Yongxu

Address: No.478, Fuxin East Road, Jin’an District, Fuzhou City

Zip Code: 350011

Financial Institution and Account Number: Bank of China Limited Fuzhou Jin’an Sub-branch Business department 4273675009

Tel: 0591-83628181 Fax: 0591-83628181

Lender: Bank of China Limited Fuzhou Jin’an Sub-branch

Legal Representative / Person in Charge:Lin Jie

Address: Fusheng Qianlong international annex building, 1F No.3, Midlle Changle Road, Wangzhuang street, Jin’an District, Fuzhou City

Zip code: 350011

Tel: 0591-83163662 Fax: 0591-83163662

The borrower and lender, through equal consultation, have entered into this supplementary contract for the “Working Capital Loan Contract” (hereinafter referred to as the “Original Contract”) with the number fj1122022214 signed by both parties on June 15, 2022. Both parties unanimously agree to modify the terms of RMB loan interest rate and penalty interest rate stipulated in Article 4 of the original contract as follows:

1. Loan Interest Rate:

The loan interest rate in this contract is the 2nd of the following:

(1) Fixed interest rate with annual interest rate of ///%. The contract interest rate remains unchanged during the whole life of the loan.

The source of fixed interest rate is:

As of the working day before the effective date of this contract, the latest published one-year/loan market quotation interest rate by the National Interbank Funding Center plus/minus basis points.

(2) Floating rate, The floating interest rate has been calculated from June 23, 2022. The rate is adjusted (or repriced) once every 12 months, which is considered a full cycle and the repricing date is the first day of the next floating cycle. If there is no such date in the current month, the starting date shall be the last day of the current month.If the float cycle is daily, the repricing date is the day of the next float cycle.

For each withdrawal（Including loan balance and new withdrawals), Floating rate of RMB loans:

A.The interest rate of the first period (from the actual withdrawing date to the expiration date of the floating cycle) is the average interest rate of the quoted 1-yearLPR published by NIFC on the working day before the actual withdrawal date minus 120 basis points;

B. On the repricing date, the interest rate will be recalculated as the average of the 1-year LPR published by NIFC on the previous working day minus 120 basis points, and will start to serve as the interest rate of the new floating cycle.

2.Penalty interest rate

Penalty Interest Rate of the Floating Rate Loa

A. The interest rate shall float according to the floating period specified in this article from the date of overdue or misappropriation.

B. The penalty interest rate of overdue loan is 50% higher than the penalty interest base rate determined in item C of this article, and the penalty interest rate of misappropriated loan is 100% higher than the penalty interest base rate.

C. In the first floating cycle of the loan, the penalty prime rate is the actual current interest rate in the cycle when overdue or misappropriation occurs. At the end of each cycle, the penalty interest prime rate of the next floating cycle will be adjusted on the repricing date by using the method specified in paragraph 1 of this article.

This contract shall come into force on the date when it is signed with official seals by the legal representatives, responsible persons or authorized signers of both parties.

The loan and penalty interest rate before the effective date shall still be executed according to the original contract agreement. Matters not stipulated in this contract shall still be executed in accordance with the original contract. In case of any inconsistency between the provisions of this contract and the original contract, this contract shall prevail.

This contract is made in triplicate, with each party holding one copy and having equal legal effect.

Borrower: Shengfeng Logistics Group Co., Ltd.

Authorized signature: Liu Yongxu

October 21, 2022

Lender: Bank of China Limited Fuzhou Jin’an Sub-branch

Authorized signature:

October 21, 2022